As filed with the Securities and Exchange Commission on October 28, 2011
Registration No. 333-176640
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to

Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

MERGE HEALTHCARE INCORPORATED
(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware (State or other jurisdiction of incorporation or organization)	7373 (Primary Standard Industrial Classification Code Number)	39-1600938 (I.R.S. Employer Identification No.)

200 East Randolph Street, 24th Floor
Chicago, Illinois 60601-6436
(312) 565-6868

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Jeffery A. Surges
Chief Executive Officer
Merge Healthcare Incorporated
200 East Randolph Street, 24th Floor
Chicago, Illinois 60601-6436
(312) 565-6868
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Ann Mayberry-French
Vice President, General Counsel and Secretary
Merge Healthcare Incorporated
900 Walnut Ridge Drive
Hartland, Wisconsin 53029
(262) 367-0700

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a small reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issues Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third — Party Tender Offer)  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

The following subsidiaries of Merge Healthcare Incorporated are Registrant Guarantors:

	State or Other
	Jurisdiction of	Primary Standard	I.R.S. Employer
Exact Name of Registrant Guarantor as	Incorporation or	Industrial	Identification
Specified in its Charter	Organization	Classification Number	Number

Abraxas Medical Solutions, Inc.	Delaware	3841	26-1525385
AMICAS, Inc. (now Merge Healthcare Solutions Inc.)	Delaware	7372	59-2248411
Confirma Europe LLC	Washington	7373	N/A
Merge Asset Management Corp.	Delaware	7373	N/A
Merge eClinical Inc.	Delaware	7373	20-0308891
Ophthalmic Imaging Systems	California	3841	94-3035367
Requisite Software Inc.	Delaware	7373	27-1023435
Stryker Imaging Corporation	Delaware	7373	65-1017159

The address, including zip code, and telephone number, including area code, of the principal executive office of each Registrant Guarantor listed above are the same as those of Merge Healthcare Incorporated.

EXPLANATORY NOTE

This Amendment No. 2 is being filed solely to file additional exhibits to the Registration Statement. This Amendment does not modify any provision of the Prospectus constituting Part I of the Registration Statement or Items 20 or 22 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 20 and 22 of Part II of the Registration Statement have not been included herein.

PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21.	Exhibits and Financial Statement Schedules.

(a) Exhibits

See the Exhibit Index, which follows the signature pages and which is incorporated herein by reference.

(b) Financial Statement Schedules.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Merge Healthcare Incorporated

By:	/s/ Jeffery A. Surges
Name:     Jeffery A. Surges

Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

* Michael W. Ferro, Jr.	Chairman of the Board

/s/ Jeffery A. Surges Jeffery A. Surges	Director and Chief Executive Officer (Principal Executive Officer)

* Justin C. Dearborn	Director, President and Chief Financial Officer (Principal Financial Officer)

* Steven M. Oreskovich	Chief Accounting Officer (Principal Accounting Officer)

* Dennis Brown	Director

* Gregg G. Hartemayer	Director

* Richard A. Reck	Director

* Neele E. Stearns, Jr.	Director

* Pursuant to power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Abraxas Medical Solutions, Inc.

By:	/s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Steven M. Oreskovich	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to Power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

AMICAS, Inc. (now Merge Healthcare Solutions Inc.)

By:	/s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Steven M. Oreskovich	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to Power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Confirma Europe LLC

By:	/s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer of the Sole Manager and Chief Executive Officer of the Registrant

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	President and Chief Executive Officer of the Sole Manager and Chief Executive Officer of the Registrant (Principal Executive Officer)

* Steven M. Oreskovich	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

* Pursuant to Power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Merge Asset Management Corp.

By:	/s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Steven M. Oreskovich	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Merge eClinical Inc.

By:	/s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Steven M. Oreskovich	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Ophthalmic Imaging Systems

By: /s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Steven M. Oreskovich	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to Power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Requisite Software Inc.

By:	/s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director, President and Chief Executive Officer (Principal Executive Officer)

* Steven M. Oreskovich	Director, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to Power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hartland, Wisconsin on this 28th day of October, 2011.

Stryker Imaging Corporation

By: /s/ Justin C. Dearborn
Name:     Justin C. Dearborn

Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on this 28th day of October, 2011.

Signature	Title

/s/ Justin C. Dearborn Justin C. Dearborn	Director and President (Principal Executive Officer)

* Steven M. Oreskovich	Director and Treasurer (Principal Financial and Accounting Officer)

/s/ Ann G. Mayberry-French Ann G. Mayberry-French	Director

* Pursuant to power of Attorney

/s/ Ann G. Mayberry-French Attorney-in-Fact

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of May 30, 2009, by and among Registrant, Merge Acquisition Corp., a wholly owned subsidiary of Registrant, and etrials Worldwide, Inc.(A)
2.2	Agreement and Plan of Merger, dated as of August 7, 2009, by and among Registrant, Merge Acquisition Corporation, a wholly owned subsidiary of Registrant, Confirma, Inc. and John L. Brooks(B)
2.3	Agreement and Plan of Merger dated as of February 28, 2010 by and among Registrant, Project Ready Corp. and AMICAS, Inc.(C)
2.4	Stock Purchase Agreement, dated as of July 2, 2010, by and among Stryker Corporation, Stryker Imaging Corporation and the Registrant(D)
2.5	Asset Purchase Agreement, dated as of July 30, 2010, between Registrant and Merrick Healthcare Solutions, LLC d/b/a Olivia Greets(E)
2.6	Agreement and Plan of Merger, dated as of June 5, 2011 by and among the Registrant, ES Acquisition Corp., a wholly owned subsidiary of Registrant and Ophthalmic Imaging Systems(F)
3.1	Certificate of Incorporation as filed on October 14, 2008, and Certificate of Merger as filed on December 3, 2008 and effective on December 5, 2008(G)
3.2	Series A Preferred Stock Certificate of Designations(H)
3.3	Amendment to the Certificate of Incorporation as filed on September 27, 2010(I)
3.4	Bylaws of Registrant(G)
4.1	Indenture, dated as of April 28, 2010, by and among Registrant, the guarantors of the Notes and The Bank of New York Mellon Trust Company, N.A., as Trustee, governing the 11.75% Senior Secured Notes due 2015(H)
4.2	First Supplemental Indenture dated as of June 14, 2011(J)
4.3	Second Supplemental Indenture dated as of June 20, 2011(K)
4.4	Third Supplemental Indenture dated as of September 1, 2011**
4.5	Registration Rights Agreement dated as of June 20, 2011 by and among the Company, the guarantors of the Notes and Morgan Stanley & Co. LLC(K)
5.1	Opinion of McDermott Will & Emery LLP*
5.2	Opinion of Davis Wright Tremaine LLP*
10.1	Registration Rights Agreement, dated June 4, 2008, by and between Registrant and Merrick RIS, LLC(L)
10.2	Securities Purchase Agreement, dated May 21, 2008, by and among Registrant, the subsidiaries listed on the Schedule of Subsidiaries attached thereto, and Merrick RIS, LLC(M)
10.3	Employment Letter Agreement between the Registrant and Justin C. Dearborn entered into as of June 4, 2008(N)
10.4	Employment Letter Agreement between the Registrant and Steven M. Oreskovich entered into as of June 4, 2008(N)
10.5	Amendment dated July 1, 2008 to that certain Securities Purchase Agreement, dated May 21, 2008, by and among the Registrant, certain of its subsidiaries and Merrick RIS, LLC(O)
10.6	Consulting Agreement, effective as of January 1, 2009, by and between Registrant and Merrick RIS, LLC(G)
10.7	Amendment effective as of January 1, 2010 to that certain Consulting Agreement, effective as of January 1, 2009, by and among the Registrant and Merrick RIS, LLC(N)
10.8	1996 Stock Option Plan for Employees of Registrant dated May 13, 1996(Q), as amended and restated in its entirety as of September 1, 2003(R)
10.9	1998 Stock Option Plan for Directors(S)
10.10	2000 Employee Stock Purchase Plan of Registrant effective July 1, 2000(T)
10.11	2005 Equity Incentive Plan adopted March 4, 2005, and effective May 24, 2005 as amended(U)
10.12	Employment Agreement by and between the Registrant and Jeffery A. Surges entered into as of November 5, 2010(D)
12.1	Computation of Ratio of Earnings to Fixed Charges**
14.1	Code of Ethics(G)

14.2	Whistleblower Policy(G)
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm, with respect to the financial statements of the Registrant**
23.2	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm, with respect to the financial statements of AMICAS, Inc. (now Merge Healthcare Solutions Inc.)**
23.3	Consent of Ernst & Young LLP — Boca Raton, Florida, Independent Registered Public Accounting Firm, with respect to the financial statements of Emageon Inc.**
23.4	Consent of Perry-Smith LLP, Independent Registered Public Accounting Firm, with respect to the financial statements of Ophthalmic Imaging Systems**
23.5	Consent of McDermott Will & Emery LLP (included in the opinion filed as Exhibit 5.1)
24.1	Powers of Attorney**
25.1	Form T-1, Trustee’s Statement of Eligibility**
99.1	Letter of Transmittal**
99.2	Notice of Guaranteed Delivery**
99.3	Letter to Registered Holders**
99.4	Letter To Clients and Instructions To Registered Holder from Beneficial Owner**
99.5	Merge Healthcare Incorporated and AMICAS, Inc. (now Merge Healthcare Solutions Inc.) Unaudited Pro Forma Condensed Consolidated Financial Information for the Year Ended December 31, 2010**
99.6	Ophthalmic Imaging Systems Condensed Consolidated Financial Statements and Notes for the Three and Six Months Ended June 30, 2011 and 2010**
99.7	Merge Healthcare Solutions Inc. Consolidated Financial Statements and Notes as of December 31, 2010 and 2009, and for the Periods Ended December 31, 2010 and April 27, 2010, and the Years Ended December 31, 2009 and 2008**
99.8	Merge Healthcare Solutions Inc. Condensed Consolidated Financial Statements and Notes for the Six Months Ended June 30, 2011 and 2010**

*	Filed herewith

**	Previously filed

(A)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated June 2, 2009.

(B)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated August 10, 2009.

(C)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated March 4, 2010.

(D)	Incorporated by reference from the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(E)	Incorporated by reference from the Registrant’s Current Report of Form 8-K dated July 30, 2010.

(F)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated June 6, 2011.

(G)	Incorporated by reference from the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(H)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated March 30, 2010.

(I)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated September 30, 2010.

(J)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated June 15, 2011.

(K)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated June 20, 2011.

(L)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated June 6, 2008.

(M)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated May 22, 2008.

(N)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated July 15, 2008.

(O)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated July 7, 2008.

(P)	Incorporated by reference from the Registrant’s Current Report on Form 8-K dated April 2, 2010.

(Q)	Incorporated by reference from Registration Statement on Form SB-2 (No. 333-39111) effective January 29, 1998.

(R)	Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2003.

(S)	Incorporated by reference from the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997.

(T)	Incorporated by reference from the Registrant’s Proxy Statement for the Annual Meeting of Shareholders on May 23, 2000.

(U)	Incorporated by reference from the Registrant’s Proxy Statement for the Annual Meeting of Shareholders on June 2, 2011.